U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 24, 2000

                         AMERICAN ENTERPRISE.COM, CORP..
             (Exact name of registrant as specified in its charter)

                                    FLORIDA

                 (State or other jurisdiction of incorporation)

        0-24696                                             59-3248917
(Commission File Number)                       (IRS Employer Identification No.)


            6800 NORTH DALE MABRY HIGHWAY, SUITE 100, TAMPA, FL 33514
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code

                                 (813) 882-6567

                           NATIONAL DIAGNOSTICS, INC.
          (Former name or former address, if changed since last report)


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ITEM 5.     NAME CHANGE AND 4:1 REVERSE STOCK SPLIT

In accordance with the vote of the majority of the shares of common stock of National Diagnostics, Inc., Articles of Amendment to the Articles of Incorporation and Restated Articles of Amendment to the Articles of Incorporation were filed with the Secretary of State of Florida changing the name of National Diagnostics, Inc. to American Enterprise.com, Corp., and effecting a 4:1 reverse split of all of the common stock issued and outstanding.

Effective March 27, 2000, the common stock trading symbol on the OTC Bulletin Board for American Enterprise.com, Corp. is "AMER"

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial statements of businesses acquired: None required.

(2)      Pro forma financial information: None required.

   (c)   Exhibits:

Exhibit (3)(i)2    ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

Exhibit (3)(i)3    RESTATED ARTICLES OF AMENDMENT TO THE ARTICLES OF
                   INCORPORATION

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 24, 2000

American Enterprise.com, Corp.


/s/ CARDWELL NUCKOLS                            /s/ CURTIS L. ALLISTON
 -------------------------------------          --------------------------------
    Cardwell Nuckols                                Curtis L. Alliston
    President                                       Secretary/Treasurer

/s/ CHARLES BROES                               /s/ BENEDICT MANISCALCO
 -------------------------------------          --------------------------------
    Charles Broes                                   BenedictManiscalco
    CEO                                             Chairman of the Board